                                                                   EXHIBIT 10.85

                               WAIVER AND CONSENT


April 19, 2002


TIMCO Aviation Services, Inc.
and Subsidiaries
623 Radar Road
Greensboro, North Carolina  27410
Attn:  Chief Financial Officer

         Re: Fourth Amended and Restated Credit Agreement dated as of
             May 31,2000, as amended (the "Credit Agreement")

Gentlemen:

         Reference is made to the Credit Agreement and all capitalized terms used herein which are defined in the Credit Agreement shall have the meanings herein as therein assigned.

Waiver

         Pursuant to the terms of the Credit Agreement, Events of Default have occurred (i) under Sections 12.01 (e)(ii) and (q) in connection with the payment of the Parent's obligations for interest payments under the Senior Subordinated Notes having due dates of August 15, 2001 and February 15, 2002 and (ii) resulting from the failure to deliver (a) the Financial Statements for the Fiscal Year ended December 31, 2001, together with related certificates, accountants' statements and reports and other documents required under the Credit Agreement as and when required pursuant to the terms thereof, including, without limitation, an unqualified opinion of Parent's independent accountants and (b) notice of delay of filing of Parent's annual report with the Commission within 90 days after December 31, 2001, and good faith estimate of the required information within 105 days after December 31, 2001. The Borrowers have requested a waiver from the Requisite Lenders, the Issuing Bank, and Citicorp USA, Inc., as holder of the Supplemental Term Loan Note (the "Term Note Holder"), in connection with the foregoing.

Consent

         Parent and the Borrowers have further requested the consent of the Requisite Lenders to an amendment of the TROL Documents on the terms and conditions attached hereto as Exhibit A (the "TROL Amendment").

         The Lenders signatory hereto, comprising at least the Requisite Lenders, the Issuing Bank, and the Term Note Holder hereby waive the rights and remedies with respect to the aforesaid Events of Default otherwise available to them under the Credit Agreement and Supplemental Term Loan Note, and such Lenders hereby consent to the TROL Amendment, in each instance, expressly subject to the satisfaction of the following conditions:

                  (1) obligees under the TROL Documents shall have waived their rights and remedies under the TROL Documents with respect to defaults comparable to those identified above occurring under the TROL Documents and a copy of such waiver shall have been delivered to the Agent;

                  (2) no other consents, approvals or waivers with respect to the agreements entered into in connection with the above-described Events of Default, which have not been obtained, shall be required under the terms of the Borrowers' and Guarantors' respective material Contractual Obligations;

                  (3) the Term Note Holder, the Lenders constituting at least the Requisite Lenders, the Issuing Bank, the Borrowers and Guarantors shall have executed and delivered this letter to the Agent;

                  (4) the Borrowers shall have paid to the Agent, for the account of the Lenders executing this Waiver and Consent on or before April 19, 2002, a fee in the amount of $93,750, which fee shall be fully earned upon this Waiver becoming effective and shall be for the account of such Lenders in accordance with their Pro Rata Shares, with the remaining balance, if any, being for the account of the Agent;

                  (5) the Borrowers and Guarantors shall have executed and delivered to the Agent, for the benefit of the Term Note Holder, the Lenders, Issuing Bank and other Holders, a release agreement in the form attached hereto as Exhibit B;

                  (6) an opinion of counsel to the Borrowers and Guarantors shall have been delivered to the Agent, Lenders and Term Note Holder with respect to non-contravention of the TROL Documents, the BofA Note, and agreements under which the Senior Subordinated Notes and Parent's 8% senior subordinated convertible PIK notes due 2006 have been issued, this Waiver and Consent letter, such release agreement and all instruments and documents executed by the Borrowers and Guarantors in connection herewith;

                  (7) the Borrowers shall have delivered to the Agent corporate resolutions of the Parent, Borrowers and Guarantors authorizing the execution and delivery of this Waiver and Consent, such release agreement, and all instruments and documents required to be executed and delivered in connection herewith;

                  (8) the Financial Statements of Parent and its Subsidiaries for the Fiscal Year ending December 31, 2001 and accompanying certificates, accountants' statements and other documents required under the Credit Agreement with respect thereto shall have been delivered to the Agent and Lenders by April 22, 2002, subject to qualification only with respect to the "going concern" status of the Parent and its Subsidiaries; and

                  (9) the Borrowers shall have reimbursed the Agent for attorneys' fees and expenses incurred under statements dated March 27, 2002 and April 17, 2002 aggregating $23,956.79.

         Except as expressly set forth above, (a) the execution and delivery of this letter shall in no way affect any right, power or remedy of (i) the Agent, Lenders or Issuing Banks with respect to any Event of Default or Potential Event of Default or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents or (ii) the Term Note Holder, with respect to any Event of Default or Potential Event of Default or constitute a waiver of any provision of the Supplemental Term Loan Note, and (b) the Credit Agreement, the other Loan Documents, the Supplemental Term Loan Note, and, in each instance, all other documents, instructions, and agreements executed and/or delivered pursuant thereto and in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document. Delivery of an executed counterpart of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                   Remainder of Page Intentionally Left Blank

         IN WITNESS WHEREOF, this letter has been duly executed and delivered as of the day and year first written above.

CITICORP USA, INC.                          HELLER FINANCIAL, INC.


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


NATIONAL CITY COMMERCIAL                    SALOMON BROTHERS HOLDING
FINANCE, INC.                                        COMPANY INC.


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


FIRST UNION COMMERCIAL                      BANK OF AMERICA, N.A.
CORPORATION


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


FIRSTAR BANK, N.A.                          ARK CLO 2000-I, LIMITED
                                            By:  Patriarch Partners, LLC, as
                                                 Collateral Manager


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:

THE INTERNATIONAL BANK OF                   TCS EUROPEAN INVESTMENTS INC.
MIAMI, N.A.


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


AMSOUTH BANK                                CITIZENS BUSINESS CREDIT
                                            COMPANY


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:



PNC BANK, NATIONAL ASSOCIATION              CITIBANK, N.A., as Issuing Bank


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


GOLDEN TREE HIGH YIELD PARTNERS             TRAVELERS EUROPEAN INVESTORS LLC
L.P.


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


CITICORP USA, INC., as                      NOMURA SPECIAL SITUATIONS
holder of the Supplemental Term Loan          INVESTMENT TRUST
                                            By Wilmington Trust Company, not in
                                            its individual capacity but solely
                                            as Owner Trustee


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:

The terms and conditions of the aforesaid letter are hereby acknowledged and accepted by each of the Borrowers and Guarantors and each Borrower and Guarantor hereby represents and warrants that no consents, approvals or waivers with respect to the agreements entered into in connection with the above-referenced matters, which have not been obtained, are required under the terms of the Borrowers' and Guarantors' respective material Contractual Obligations.


AVIATION SALES DISTRIBUTION                 AEROCELL STRUCTURES, INC.
 SERVICES COMPANY


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVS/M-2, INC.                               WHITEHALL CORPORATION
(formerly Aviation/Kratz-Wilde
Machine Company)

By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


TRIAD INTERNATIONAL MAINTENANCE             AVS/M-3, INC.
 CORPORATION                                (formerly Apex Manufacturing, Inc.)


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


AIRCRAFT INTERIOR DESIGN, INC.              AVS/CAI, INC.
                                            (formerly Caribe Aviation, Inc.)


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:

TIMCO AVIATION SERVICES, INC.               AVIATION SALES LEASING COMPANY
(formerly Aviation Sales Company)


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


TIMCO ENGINE CENTER, INC.                   AVS/M-1, INC.
                                            (formerly Aviation Sales
                                            Manufacturing Company)


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


AERO HUSHKIT CORPORATION                    AVIATION SALES PROPERTY
                                            MANAGEMENT CORP.


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVIATION SALES FINANCE COMPANY              HYDROSCIENCE, INC.


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:


TIMCO ENGINEERED SYSTEMS, INC.              AVIATION SALES SPS I, INC.


By                                          By
   ----------------------------------          --------------------------------
   Name:                                       Name:
   Title:                                      Title:

AVIATION SALES MAINTENANCE, REPAIR
& OVERHAUL COMPANY


By
   ----------------------------------
   Name:
   Title:


cc:  Sidley Austin Brown & Wood
     Akerman, Senterfitt & Eidson, P.A.